Financing Review May, 2010 New York William H. Hastings Portland, Maine Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
Except for historical information, this presentation contains forward looking statements and information with respect to net reserve valuations and sums, gas sales in Australia and its valuation, oil and gas development projects, expense reduction plans and other potential development projects, exploration and drilling plans. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied from such information.
The United States Securities and Exchange Commission (SEC) permits oil and gas filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Investors are urged to consider closely the disclosures in Magellan’s periodic filings with the SEC available from us at the company’s website www.magellanpetroleum.com

Magellan; publicly listed E&P company
•
$112mm market Cap trading under the symbol : MPET
No Sell-Side Research Coverage
$38mm of Cash and no debt
•
Net of A$15 million spent for recent Evans Shoal property acquisition
Owns onshore gas fields in Australia
•
$20mm of Proved PV-10 as of June 30, 2009
•
Proved reserves understate physical reserves as Gas Contracts with Darwin are expiring
•
If full gas sales are achieved, PV-10 is $70-80 million.
New management installed in 2008
New Strategic investor acquired 27% stake in 2009
Acquired two growth projects,
•
the Poplar Dome fields in Montana
•
the Evans Shoal gas field, offshore Australia
•
Together, the fields have 450 million BOE of net resource (adjusted for CO2 content)
•
220 million  BOE is planned for development by 2014
Overview
Key Points

1954
1954
• •
MPET listed as exploration-oriented oil company
MPET listed as exploration-oriented oil company
-oriented oil company
oriented oil company
1960’s
1960’s
• •
Amadeus Basin Gas Fields in Central Australia discovered with partner, Santos.
Amadeus Basin Gas Fields in Central Australia discovered with partner, Santos.
rtner, Santos.
1980’s and 90’s
1980’s and 90’s
• •
Pipeline completed connecting gas fields and Darwin.  Gas fields Pipeline completed connecting gas fields and Darwin.  Gas fields produce 40 mmcfd produce 40 mmcfd
mmcfd gross for more than gross for more than
25 years. 25 years.
2003
2003
• •
Amadeus Amadeus Basin Basin Gas Gas Fields Fields lose lose tender tender for for renewal renewal of of 25 25 year year gas gas sales sales contract contract to to Darwin Darwin to to Eni’s
Eni’ s
’s
s Black Black
Tip offshore field to spur development of this undeveloped field Tip offshore field to spur development of this undeveloped field
December 2008
December 2008
• •
Bill Bill Hastings Hastings is is hired hired as as new new CEO CEO with with mandate mandate to to reposition reposition company. company.
July 2009
July 2009
• •
YEP YEP Energy Energy Fund Fund completes completes $10mm $10mm strategic strategic investment investment and and adds adds Wilson Wilson and and Bogachev Bogachev to to Board Board
October 2009
October 2009
• •
Announced Announced HOA HOA and and Exclusivity Exclusivity with with Major Major Global Global Methanol Methanol producer producer
October 2009
October 2009
• •
Acquired Acquired control control of of 69% 69% (57.4% (57.4% effective) effective) interest interest in in Poplar Poplar Dome Dome Fields Fields in in Montana Montana for for MPET MPET stock stock
April 2010
April 2010
• •
Acquired Acquired 40% 40% interest interest in in from from 6.5 6.5 to to 8 8 TCF TCF (Santos (Santos 6.6 6.6 TCF) TCF) undeveloped undeveloped gas gas field field in in Australia Australia for for
$91mm $91mm
• •
Announced Announced acquisition acquisition of of an an additional additional 26% 26% interest interest in in Poplar Poplar Dome Dome fields fields for for $5 $5 mm mm cash. cash.
Background

Management Team
Management Team
100 years + of oil industry experience (added last year)
•
William Hastings
Joined  in 2008,  retired in 2007 from Marathon Oil Corporation after 27 years there.
Last 8 years (off/on) involved with North Sea (Alvheim development) and Africa (EGLNG)
Undergraduate and MBA degrees (Purdue and Indiana)
•
J. Tom Wilson
Founded international group at Apache Corporation;   managed first entry into Australia
Board Member representing YEP Investment Fund
CEO of Khanty Mansysk Oil (KMOC) sold to Marathon
•
Nikolay Bogachev
Chairman and CEO of the two Companies that developed Yamal LNG; sold to GazProm in 2006
Board Member representing YEP Investment Fund
Founder of Khanty Mansysk Oil
•
Hugh Roberts
Commercial Advisor.  Retired from Marathon Oil as Manager of  Industry/Regulatory Affairs
Past Vice Chairman of Gas Industry Standards Board
•
COO and CFO being recruited
Advisory Roles
•
Les Thomas
•
Currently Group Director, Production Facilities, Wood Group.   Formerly President, Marathon Oil UK
Offices in Portland, Maine;  Denver, Colorado; Brisbane, Australia

Growth Opportunity

1. Poplar Dome CO2 Flood/ Bakken play in Montana

- **Acquired an 93.8% interest in the Poplar Dome fields containing up to 800 million barrels gross OOIP** (Original Oil in Place)
  - **Dome has produced 56 million barrels or 7% of OOIP since 1956**
    - Currently producing 260 bopd
  - **Field includes 23,000 acres underlain by Bakken shale**
    - Presence confirmed by well penetrations
    - Reservoir properties better than adjacent Elm-Coulee
    - Elm-Coulee field, 50000 bopd, is 20 miles to the southeast
    - Brigham Bakken play is 40 miles to the northeast
  - **Plans being developed for CO2 Flood**
    - Using sequestered CO2 volumes from adjacent power plants
    - Highly successful CO2 floods in same formations to our northeast (Encana and Apache)
    - Successful Flood can add up to 80 million barrels gross at an estimated cost of $600 million gross
    - Unit Funding and Development cost is $7.50 per barrel

1
Weyburn CO2 Flood 1.4bn OIIP
Apache Midale CO2 Flood 500mm OOIP
Estevan Complex 1092MW
Poplar River Plant 562MW
83
2
Poplar Dome 853mmbbl OIIP
North Dakota
Dakota Gasification
94

Elm Coulee Bakken play
“Brigham” Bakken play
Magellan Poplar Dome
Saskatchewan Power
potential CO2 separation
project
Existing CO2 extraction
and sale plant and
pipeline (shown in solid
red)
Existing , successful CO2
flood properties
Burlington Northern Mainli
(black)
Northern Border Gas Pipeli
(light blue)

Poplar Dome Plans -
Poplar Dome Plans -
2011
2011
•
Drill Infill wells, Evaluate Bakken JV, Test CO2 factors
Infill
•
Drill up to eight infill wells out of thirty-six infill locations
•
Probable reserves at 600k to 1.2 million barrels per well
•
Capital cost for eight wells will be $12 million
•
Finding and Development costs are  $2.50 per barrel
•
Further geophysical work on correlations with emphasis on NW syncline and southwest nose
Bakken
•
Evaluate farm-out and joint venture options for 23,000 ac. Bakken play
•
Existing well penetrations,  good reservoir quality,   source shale for other Poplar zones
•
Third party  engaged to manage the process.   Working partner issues.  Target completion  August, 2010
CO2 Flood
• Complete three single well tracer operations to test Residual Oil saturation
•
CO2 effectiveness driven by saturation
•
Examine part-scale startup economics for northwest side of the field.

Growth Opportunity
Growth Opportunity
2.  Gas to Methanol development, offshore Australia
Signed Agreement to acquire a 40% operating interest in the Evans
Shoal field, offshore Australia with estimated gross contingent resources of 6.5 to 8 TCF (analysis dependent) and 50 mmbbls condensate.
•
Resource acquisition cost of  $182 million equates to  5.7 cents/mcf in the ground or 33 cents/ barrel equivalent
•
Will pay $91 million to Santos at Closing
•
Contingent $45 million due on development plan approval:  second contingent  $45 million due at first gas
•
Partners are Shell (25%),  Petronas (25%), and Osaka Gas (10%)
Development plan addresses less than 25% of reserves
•
Significant Capital Project in partnership with large petrochemical companies
•
$3.7 billion gross including field, plant, and pipeline.   $1.5 billion net or $2.00 per mcf
•
Methanol value yield $325 per Ton is $10.50/mmbtu at plant inlet gas (adjusted for plant shrinkage, but using CO2)
Global Methanol demand expected to grow at 8%
•
From 2009 to 2014,  demand sources from DME and MEOH fuel additive growth
•
Methanol demand has already increased by 250% since 1995

Image © 2008 TerraMetrics
Image © 2008 DigitalGlobe
© 2008 Cnes/Spot Image
Image NASA
Google
342 mi
2°23'07.69" S 127°25'51.89" E
Eye alt 1077.46 mi

Abadi 10-14.5 TCF
Evans Shoal 8 TCF
Heron /Blackwood   1.5 TCF
Greater Sunrise  6+ TCF
Black Tip  500 BCF
Petrel & Tern 2 TCF
Caldita - Barossa  6 TCF
Turtle/Barnett (Undeveloped Oil)
Chuditch 700 BCF
Bayu Undan 8 TCF
Ichthys   14 TCF
Kelp  700 BCF
Montara 2 TCF
Saratoga & Prometheus  1.5 TCF
Crux, Padthaway Complex  2 TCF
Brewster  800 BCF
Scott Reef & Brecknock  18 TCF
Darwin
Lynedoch  1 TCF
Vienta, Waggon Creek, Weaber (Gas)
Mapped;  82 TCF
Frigate Deep 500 BCF
Evans Shoal South 500 BCF

- Methanol demand into energy applications has continued to grow at high rates despite the recent economic slowdown

Fuel Blending (incl Biodiesel)
DME
Millions of Tonnes
10
8
6
4
2
0
2005
2006
2007
2008
2009

ce: CMAI March 2010

© 2009 METHANEX CORPORATION

- Demand into energy applications expected to drive higher industry growth

2009 - 2014 CAGR: 8%
(000s tonnes)
1995 - 2008 CAGR: 4.5%
60,000
50,000
40,000
30,000
20,000
10,000
0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009E
2010E
2011E
2012E
2013E
2014E
MTBE/TAME
Formaldehyde
Acetic Acid
Gasoline/Fuel/Biodiesel
DME
Other

ource: Chemical Market Associates Inc. (CMAI) World Methanol Analysis, March 2010

Excludes 6.2 million tonnes of forecasted methanol demand for methanol to olefins and propylenes (captive demand) in 2010-2014

Methanol Prices vs Crude Oil Prices
Oil Price
Methanol Price
Oil Prices, WTI (FOB Cushing) US$/bbl
125
100
75
50
25
0
550
440
330
220
110
0
Methanol Price, USGC Contract (US$/tonne)
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Mar 2010

Source of Data: CMAI

- **Preliminary plans to develop, at least, 2.6 TCF gas to Methanol project**
  - **All – in field, pipeline, and Plant cost is $2.8 billion gross ($1.1 billion net)**
  - **All – in development cost is $1.64/mcf**
  - **Methanol pricing of $325 per ton equals $10.50/ mcf** (after adjusting for Plant shrinkage, using CO_2)
  - **Magellan can participate in field and has options to participate in pipeline and/or plant**

- **Early analysis indicates that project can generate significant EBITDA**
  - Methanol development uses CO_2 in process and has pricing structure correlated to oil
  - $960 million gross and $380 million net EBITDA per year
  - Figures apply to 2.6 TCF developed, 4-5.5 TCF remains post-project.

Australia Gas to Methanol Overview Australia Gas to Methanol Overview • Development using excess CO2 in process

Evans Shoal Plans
Evans Shoal Plans
•
Size and Gas quality testing, followed by development
Fiscal 2011 Plan
•
Receive Co-owner vote to become Operator
•
$80 million gross capital expenditure
•
$32 million net
•
Two delineation wells with significant testing component
•
Transition seismic work across shallow shoal zone
•
Further geophysical work on correlations with emphasis on NW syncline and southwest nose
Fiscal 2012 to 2014 Plan
•
Target FID (Final Investment Decision)  for Q3 2012
•
Minimum development plan (field only) ; $560 million gross
•
Nine total production wells
•
Shallow water, subsea tie backs to jackup production platform
•
Water and CO2 separation facilities as needed   (Pipeline to shore requires all water be removed)
Production startup,  360 mmcfd minimum,  2015

Legacy Projects
Legacy Projects
•
Existing onshore licenses and production
Mereenie Oil Field,  onshore Australia
•
$175 million PV-10 gross,  Magellan is 35%
•
Additional 70mmboe of contingent resource on the western end (not in PV)
•
Proven reserves of 150BCF and 2 mmbbls
•
Significant Bakken-style drilling technology potential
•
Operator, Santos has their 65% for sale
•
Could sell given positive developments in Santos sale effort – else, takeover and develop
Palm Valley Gas Field,  onshore Australia
•
$45 million PV-10,  Magellan is 52% and operates
•
Proven reserves of 50 BCF
•
New gas sales contract for remaining life of reserves
•
Could sell as part of Santos process
United Kingdom drilling development
•
Offset drilling to existing oil production
•
Two or three near-term well candidates,  development located in same basin as Wytch Farm
•
Deep Gas potential (farm-out discussions now)
•
Available for sale

Capital Plan
Capital Plan
• Financing Requirements
Fiscal 2011  (30th June, 2010 to 30th June, 2011)
Preliminary Budget
Growth Projects
Poplar Dome area, Montana
Drill up to eight infill oil wells
12.0 $
Complete Single Well Tracer program on up to four wells
2.0 $
Evans Shoal Area, Australia
Remaining Acquisition Payment
78.7 $
Drill two delineation wells
23.7 $
Complete Transition Seismic work on shallow shoal
2.0 $
Complete Geophysical correlation studies
1.0 $
Pre FEED work
5.0 $
Legacy Projects
Drill and complete two onshore UK exploration wells
4.9 $
Complete Onshore well test / drilling strategy
2.0 $
Contingency
13.1 $
Total 144.3 $
Cash on Hand
(38.0) $
2011 to be Financed 106.3 $

Comparison;  Magellan (MPET) with Interoil
(IOC)
MPET is significantly undervalued
Comparison of Interoil and Magellan
Company Variables
Interoil - IOC Magellan - MPET
Shares Outstanding
44.85 51.90
Share Price
68.00 $          2.16 $
Market Capitalization
3,049.8 $       112.1 $
Cash
75.80 38.00
Debt
52.60 0.50
Value of Refinery & Proven Reserves
365.00 97.38
Mereenie/PV only
Remaining Cost of Evans Shoal Acquisition
78.66
EV of Resources
2,661.60 55.88
Identified Net Resources  (mmboe)
900 450
net of CO2
Identified Net Resources - to be developed by 2014
457 220
Location
Papua NG Montana & Australia
Commercialization LNG & NGL Methanol & CO2 flood
EV/ Resource BOE
2.96 $            0.12 $
EV/ Resources to be Developed
5.82 $            0.25 $

Additional Documents / Data

Image NASA
Image © 2008 TerraMetrics
Image © 2008 DigitalGlobe
'53.34" N 126°17'11.96" E
Eye alt 5725.38

Closest  Supply
Magellan Business Model
Pacific
Develop “discovered” resource for Asia
Redevelop underdrilled, existing  assets
Reserves Available
Entry costs from US$ .05/mcf and up
(proven undeveloped)
LNG and Methanol technologies usable
Methanol Needed
US$12  per
mmbtu equivalent delivered
Correlated to oil
Methanol is the “Ethanol” of
China.   It is used as vehicle
fuel supplements there by
Government order.   There
are no new Pacific Methanol
plants on the “drawing
board” now

Darwin Plant Site
Image © 2008 DigitalGlobe
Image © 2008 TerraMetrics
Image NASA
© 2008 Cnes/Spot Image
1176 mi
18°41'04.36" S 134°11'18.00" E
©2008 Google
Eye alt 2654.68 mi

Browse / Bonaparte Basins
Acquired 40% and Seeking
operating interest  Evans
Shoal, 100% interest NT09-1
Contingent Resource    6-8 TCF+
Carnarvon Basin
3C  115 TCF **
Darwin
Alice Springs
Amadeus Basin
40mmcfd production level,  two
field,  oil ring also in production
Contingent Resource    300BCF and
up to 70mmbbl gross after
significant, successful development
drilling

Image © 2008 Sinclair Knight Merz
Image © 2008 DigitalGlobe
Image © 2008 TerraMetrics
Google
7.23 mi
12°28'00.42" S 130°51'53.91" E
elev 6 ft
Eye alt 25.01 mi

Central Darwin (pop 120,000) Bayu Undan LNG (complete) East Jetty (offtake connections) NT Power Plants Darwin Airport Methanol Plant Sites